Exhibit 99.1
MBF HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)
BALANCE SHEET
AND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
May 8, 2007
MBF HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)
CONTENTS

Report of Independent Registered Public Accounting Firm	F-1

Balance Sheet	F-2

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Board of Directors
MBF Healthcare Acquisition Corp.
We have audited the accompanying balance sheets of MBF Healthcare Acquisition Corp. (a Development Stage Company) (the “Company”) as of May 8, 2007 and December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MBF Healthcare Acquisition Corp. (a Development Stage Company) as of May 8, 2007 and December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP
Miami, Florida
May 18, 2007

MBF HEALTHCARE ACQUISITION CORP.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	May 8,	December 31,
	2007	2006
ASSETS
Current Assets:
Cash and cash equivalents	$1,456,118	$12,404
Restricted cash held in Trust Fund	170,962,500	—
Prepaid expenses	149,760	—
Total current assets	172,568,378	12,404
Deferred offering costs	—	457,908

Total Assets	$172,568,378	$470,312

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	3,250	16,285
Accrued offering costs	81,068	251,419
Notes payable to a related party	—	240,000
Deferred underwriters’ fee	6,037,500	—

Total current liabilities	6,121,818	507,704

Common stock, subject to possible redemption, 6,468,749 shares at redemption value	51,491,242	—

Commitment	—	—

Stockholders’ Equity
Preferred stock, $.0001 par value, Authorized 1,000,000 shares; no shares issued and outstanding	—	—
Common stock, $.0001 par value, Authorized 100,000,000 shares, issued and outstanding 26,593,750 shares (which includes 6,468,749 subject to possible redemption) and 4,687,500, respectively	2,659	469
Additional paid-in capital	115,042,302	19,531
Deficit accumulated during the development stage	(89,643)	(57,392)

Total stockholders’ equity	114,955,318	(37,392)

Total liabilities and stockholders’ equity	$172,568,378	$470,312

The accompanying notes are an integral part of the balance sheets

MBF HEALTHCARE ACQUISITION CORP.
(a development stage company)
NOTES TO BALANCE SHEET
May 8, 2007
Note A — Organization and Business Operations
     MBF Healthcare Acquisition Corp. (the “Company”) was incorporated in Delaware on June 2, 2006. The Company was formed to serve as a vehicle for the acquisition of an operating business through a merger, capital stock exchange, stock purchase, asset acquisition, or other similar business combination (the “Business Combination”). The Company has neither engaged in any operations nor generated any revenue to date. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. The Company has selected December 31st as its fiscal year end.
     The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public offering of Units (as defined in Note C below) (the “Public Offering”) and the private placement of 343,750 units and 4,250,000 warrants that occurred prior to the Public Offering (the “Private Placement”), although substantially all of the net proceeds of the Public Offering and Private Placement are intended to be generally applied toward consummating a Business Combination with (or acquisition of) one or more operating businesses in the healthcare industry. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Public Offering, at least ninety-nine and a half (99.5%) percent of the gross proceeds of the Public Offering, after payment of certain amounts to the underwriters, were deposited in a trust account (the “Trust Account”), and were invested in money market funds meeting conditions of the Investment Company Act of 1940 or securities principally issued or guaranteed by the U.S. government until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. The Company will proceed with the Business Combination only if:
•	a majority of the shares of common stock voted by the public stockholders are voted in favor of the Business Combination; and

•	public stockholders owning less than 30% of the shares sold in the Public Offering both vote against the Business Combination and exercise their conversion rights as described below.
     Public stockholders voting against the Business Combination will be entitled to convert their stock into a pro rata share of the amount held in the Trust Account (including the amount held in the Trust Account representing the deferred portion of the underwriters’ discounts and commissions), including any interest earned on their pro rata share (net of taxes payable), if the Business Combination is approved and consummated.
     In the event that the Company does not complete a Business Combination within 24 months from the consummation of the Public Offering, the Company will dissolve and distribute the proceeds held in the Trust Account to public stockholders, excluding the existing stockholder to the extent of its initial stockholdings and the shares purchased by it in the Private Placement. In the event of such distribution, the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Public Offering.

MBF HEALTHCARE ACQUISITION CORP.
(a development stage company)
NOTES TO BALANCE SHEET — (Continued)
Note B — Summary of Significant Accounting Policies
[1] Cash and cash equivalents:
     The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
[2] Use of estimates:
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the report period. Actual results could differ from those estimates.
[3] Deferred offering costs:
     Deferred offering costs as of December 31, 2006 consisted principally of legal and accounting fees incurred through the balance sheet date that were related to the Public Offering and were charged to additional paid-in capital upon the closing of the Public Offering.
[4] Fair value of financial instruments:
     Financial instruments consist primarily of cash in which the fair market value approximates the carrying value due to its short term nature.
Note C — Public Offering
     In the Public Offering the Company offered for public sale up 21,562,500 units (“Units”) (including 2,812,500 units pursuant to the underwriters’ over-allotment option). Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (each, a “Warrant”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) one year from the date of the final prospectus for the Public Offering or (b) the completion of a Business Combination with a target business or the distribution of the Trust Account, and expiring four years from the date of the prospectus. At the Company’s sole discretion, the Warrants will be redeemable at a price of $0.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. If and when the Warrants become redeemable by the Company, the Company may exercise its redemption right even if the Warrants are not exercisable by their holders. As a result of the Public Offering, which closed on April 23, 2007 and the exercise of the underwriters’ over-allotment option which closed on May 8, 2007, the Company issued 21,562,500 warrants with the terms noted above. As a result of the Public Offering and units subject to the over-allotment option, the Company raised gross proceeds of $172,500,000 and incurred related offering costs of $12,973,782. Of the net proceeds after offering expenses of the Public Offering and the Private Placement, $170,962,500 was placed in a Trust Account. Except for payment of taxes, the proceeds will not be released from the Trust Account until the earlier of (i) the completion of a Business Combination or (ii) liquidation of the Company.

MBF HEALTHCARE ACQUISITION CORP.
(a development stage company)
NOTES TO BALANCE SHEET — (Continued)
Note D — Related Party Transactions
     [ 1 ] The Company issued a $200,000 unsecured promissory note to its stockholder, MBF Healthcare Partners, L.P. (“MBFHP”), on June 12, 2006. On August 25, 2006, the promissory note was amended and restated to increase the principal amount of the note to $400,000 and convert the loan to a non-revolving line of credit. As of May 8, 2007 and December 31, 2007 the outstanding balance was $0 and $240,000, respectively. In 2007, the Company borrowed an additional $35,000 on this note. The note bears interest at a rate of 5% per annum and was paid in full upon the consummation of the Public Offering. Mike Fernandez, the Company’s Chairman and Chief Executive Officer has an interest in MBFHP. The Company accrued $0 and $6,285 in interest on the note at May 8, 2007 and December 31, 2006, respectively.
     [ 2 ] The Company presently occupies office space provided by MBFHP an affiliate of several of the officers of the Company. Such affiliate has agreed that it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services which commenced on the effective date of the Registration Statement, April 17, 2007, and continues until the earlier of the acquisition of a target business by the Company or the Company’s liquidation. The Company has also agreed to reimburse MBF Healthcare Management, an entity owned by Mike Fernandez, of up to $750 per person per flight for the use of its corporate jet by the Company’s officers and directors in connection with activities on the Company’s behalf, such as identifying and investigating targets for the Company’s initial Business Combination. The Company accrued offering costs related to such services of $42,250 and $0 at May 8, 2007 and December 31, 2006, respectively.
Note E — Commitments
     In connection with the Public Offering, the Company has committed to pay a fee of 3.5% of the gross offering proceeds, including the over-allotment option, to the underwriters at the closing of the Public Offering (or the over-allotment option, as the case may be). In addition, the Company has committed to pay a deferred fee of 3.5% of the gross proceeds to the underwriters on the completion of an initial business combination by the Company (subject to a pro rata reduction of $0.28 per share for public stockholders who exercise their conversion right). The Company paid the underwriters $5,250,000 upon the closing of the Public Offering and an additional $787,500 upon exercise of the underwriters’ over-allotment option for total underwriters’ fees of $6,037,500. The remaining $6,037,500 has been accrued by the Company as of May 8, 2007.
Note F — Private Placement
     On April 13, 2007, MBFHP, a related party to the Company purchased an aggregate of 343,750 Units (the “Private Units”) from the Company at a price of $8.00 per unit and 4,250,000 redeemable common stock purchase warrants at a purchase price of $1.00 per warrant (the “Private Placement Warrants”), for an aggregate purchase price of $7,000,000. Each Private Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (each, a “Unit Warrant” and together with the Private Placement Warrants, the “Private Warrants”). Each Private Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) one year from the date of the final prospectus for the Public Offering (April 17, 2007) or (b) the completion of a Business Combination with a target business or the distribution of the Trust Account, and expiring four years from the date of the final prospectus for the Public Offering. At the Company’s sole discretion, the Private Warrants will be redeemable at a price of $0.01 per Private Warrant upon 30 days’ notice after the Private Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30-day trading period ending on the third day prior to the date on which the notice of redemption is given. The Private Warrants will be identical to the Warrants, except that (1) upon a redemption of Private Warrants, MBFHP will have the right to exercise the Private Warrants on a cashless basis and (2) upon the exercise of the Private Warrants, MBFHP will receive unregistered shares of common stock.

MBF HEALTHCARE ACQUISITION CORP.
(a development stage company)
NOTES TO BALANCE SHEET — (Continued)
Note G — Warrants
     None of the Warrants issued in the Public Offering will be exercisable and the Company will not be obligated to issue shares of common stock unless at the time of exercise a prospectus relating to common stock issuable upon exercise of these Warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the Warrants. In no event will the Company be required to net cash settle any Warrant exercise. Under the terms of the Warrant Agreement, the Company has agreed to use its reasonable best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the Warrants issued in the Public Offering until the expiration of these Warrants. However, the Company makes no assurance that it will be able to do so and, if the Company does not maintain a current prospectus relating to the common stock issuable upon exercise of the Warrants issued in the Public Offering, holders will be unable to exercise their Warrants and the Company will not be required to settle any such Warrant exercise. If the prospectus relating to the common stock issuable upon the exercise of these Warrants is not current, or if the common stock is not qualified or exempt from qualification in jurisdictions in which the holders of the Warrants reside, these Warrants may have no value, the market for these Warrants may be limited and these Warrants may expire worthless. If a registration statement is not effective for any unexercised Warrant, then the purchaser of Units purchased in the Public Offering will be deemed to have paid the full purchase price of $8.00 for the one share of the Company’s common stock included in the Unit. Even if the prospectus relating to the common stock issuable upon exercise of the Warrants issued in the Public Offering is not current, the Private Warrants will be exercisable for unregistered shares of common stock. If and when the Warrants become redeemable by the Company, the Company may exercise its redemption right even if the Warrants are not exercisable by their holders.

F-9